Exhibit 99.2

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

Consolidated Financial Statements for the
Three and Six Months Ended December 31, 2010 and 2009

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2010 AND JUNE 30, 2010

ASSETS	December 31, 2010	June 30, 2010
	(Unaudited)

Current assets:
Cash (Note 2)	$4,369,759	$2,959,661
Accounts receivable (Note 2)	2,354,243	1,358,448
Inventories (Note 2)	76,327	112,220
Prepaid expenses (Note 2)	770,976	618,660

Total current assets	7,571,305	5,048,989

Property, plant and equipment (Notes 2 and 4)	1,822,146	1,769,295
Less: accumulated depreciation	(372,756)	(308,261)

Total property, plant and equipment, net	1,449,390	1,461,034

Biological assets, net (Notes 2 and 5)	16,407,417	11,733,205

TOTAL ASSETS	$25,428,112	$18,243,228

See accompanying notes to consolidated financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2010 AND JUNE 30, 2010

LIABILITIES AND STOCKHOLDERS’ EQUITY	December 31, 2010	June 30, 2010
	(Unaudited)

Current liabilities:
Accounts payable	$1,475,343	$2,235
Accrued expenses and other payables	138,770	165,476
Shareholder loans (Note 7)	644,100	595,959
Loans from affiliates (Note 7)	866,844	748,170

Total current liabilities	3,125,057	1,511,840

Deferred income taxes (Notes 2 and 9)	5,312,415	3,939,662

Total liabilities	8,437,472	5,451,502

Stockholders’ equity:
Registered capital	1,206,800	1,206,800
Retained earnings	14,317,354	10,624,119
Statutory reserve fund (Note 2)	190,011	190,011
Other comprehensive income (Note 2)	1,061,409	606,341

Sub-total	16,775,574	12,627,271

Noncontrolling interests	215,066	164,455

Total stockholders’ equity	16,990,640	12,791,726

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$25,428,112	$18,243,228

See accompanying notes to consolidated financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009 (UNAUDITED)

	For the Three Months Ended December 31,		For the Six Months Ended December 31,
	2010	2009	2010	2009

Revenues (Notes 2 and 10)	$6,109,582	$3,482,608	$10,395,602	$6,932,766
Cost of goods sold	(3,079,456)	(1,892,966)	(5,225,299)	(3,697,912)

Gross profit	3,030,126	1,589,642	5,170,303	3,234,854

Operating expenses:
Selling and marketing	(25,884)	(106,108)	(31,979)	(186,407)
General and administrative	(92,894)	(177,934)	(163,399)	(279,116)

Total operating expenses	(118,778)	(284,042)	(195,378)	(465,523)

Operating income	2,911,348	1,305,600	4,974,925	2,769,331

See accompanying notes to consolidated financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME (CONTINUED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009 (UNAUDITED)

	For the Three Months Ended December 31,		For the Six Months Ended December 31,
	2010	2009	2010	2009

Income before income taxes	2,911,348	1,305,600	4,974,925	2,769,331
Provision for income taxes (Notes 2 and 9)	720,431	323,071	1,231,079	685,292

Net income before noncontrolling interests	2,190,917	982,529	3,743,846	2,084,039
Noncontrolling interests	(29,627)	(13,401)	(50,611)	(28,163)

Net income attributable to controlling interests	2,161,290	969,128	3,693,235	2,055,876

Other comprehensive income:
Foreign currency translation adjustment (Note 2)	246,645	(14,543)	455,068	(2,720)

Total comprehensive income	$2,407,935	$954,585	$4,148,303	$2,053,156

See accompanying notes to consolidated financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (UNAUDITED)

	Registered Capital	Retained Earnings	Statutory	Noncontrolling Interests	Other Comprehensive	Total
			Reserves (Note 2)		Income (Note 2)

Balance, July 1, 2010	$1,206,800	$10,624,119	$190,011	$164,455	$606,341	$12,791,726
Net income	-	3,693,235	-	50,611	-	3,743,846
Foreign currency translation adjustment	-	-	-	-	455,068	455,068

Balance, December 31, 2010	$1,206,800	$14,317,354	$190,011	$215,066	$1,061,409	$16,990,640

See accompanying notes to consolidated financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009 (UNAUDITED)

	2010	2009

Cash flows from operating activities:
Net income before noncontrolling interests	$3,743,846	$2,084,039
Adjustment to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	640,364	511,019
Deferred income taxes	1,231,079	685,292
Change in operating assets and liabilities:
(Increase) in accounts receivable	(995,795)	(2,445)
Decrease in inventories	35,893	97,269
(Increase) in prepaid expenses	(152,316)	(62,942)
Increase (decrease) in accounts payable	1,473,108	(3,335)
Increase in accrued expenses and other payables	33,294	22,879

Net cash provided by operating activities	6,009,473	3,331,776

Cash flows from investing activities:
Purchase of property, plant and equipment	-	(2,202)
(Increase) in biological assets	(5,260,347)	(1,488,250)

Net cash (used in) investing activities	(5,260,347)	(1,490,452)

Cash flows from financing activities:
Loans from affiliates	656,883	464,889
Repayment of affiliates loans	(621,835)	(332,059)
Proceeds from shareholder loans	29,940	-
Repayment of shareholder loans	-	(1,466,100)

Net cash provided by (used in) financing activities	64,988	(1,333,270)

See accompanying notes to consolidated financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009 (UNAUDITED)

	2010	2009

Effect of exchange rate changes on cash	595,984	(1,436)

Net increase in cash	1,410,098	506,618
Cash, beginning of period	2,959,661	585,692

Cash, end of period	$4,369,759	$1,092,310

Supplemental disclosure of cash flow information:

Cash paid for income taxes	$-	$-

Cash paid for interest	$-	$-

See accompanying notes to consolidated financial statements.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

1.	ORGANIZATION

Heilongjiang Zhongxian Information Co., Ltd. and its 99% owned subsidiary Heilongjiang Xinhua Cattle Industry Co., Ltd. (collectively, the “Company”) are engaged in breeding and rearing of dairy cows, and production and sale of fresh milk to manufacturing and distribution companies.

Heilongjiang Zhongxian Information Co., Ltd. (“Zhongxian Information”) was established in China in January 2005 with registered capital of 10 million Renminbi (“RMB”).  In February 2006, it acquired 99% of the registered capital of Heilongjiang Xinhua Cattle Industry Co., Ltd. (“Xinhua Cattle”), which was established in China in December 2005 with a registered capital of three million RMB.  Xinhua Cattle had no significant activities whose costs approximated the fair value at the date of acquisition.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of Heilongjiang Zhongxian Information Co., Ltd. and its 99% owned subsidiary, Heilongjiang Xinhua Cattle Industry Co., Ltd.  All significant intercompany accounts and transactions have been eliminated in consolidation.

The unaudited interim consolidated financial statements of the Company as of December 31, 2010 and for the three and six months ended December 31, 2010 and 2009, have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of U.S. Securities and Exchange Commission (“SEC”) which apply to interim financial statements.  Accordingly, they do not include all of the information and footnotes normally required by accounting principles generally accepted in the United States of America for annual financial statements.  The interim consolidated financial information should be read in conjunction with the consolidated financial statements and the notes included in the Form 8-K for the fiscal years ended June 30, 2010 and 2009, previously filed with the SEC.  In the opinion of management, such information contains all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for the periods presented.  The results of operations for the three and six months ended December 31, 2010 are not necessarily indicative of the results to be expected for future quarters or for the year ending June 30, 2011.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translations

All Company assets are located in People’s Republic of China (“PRC”).  The functional currency for the majority of the Company’s operations is the RMB.  The Company uses the United States dollar (“US Dollar” or “US$” or “$”) for financial reporting purposes.  The consolidated financial statements of the Company have been translated into US dollars in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 830, “Foreign Currency Matters.”  All asset and liability accounts have been translated using the exchange rate in effect at the balance sheet date.  Equity accounts have been translated at their historical exchange rates when the capital transactions occurred.  Statements of income amounts have been translated using the average exchange rate for the periods presented.  Adjustments resulting from the translation of the Company’s consolidated financial statements are recorded as other comprehensive income.

The exchange rates used to translate amounts in RMB into US dollars for the purposes of preparing the consolidated financial statements are as follows:

	December 31, 2010	June 30, 2010	December 31, 2009

Balance sheet items, except for stockholders’ equity, as of periods end	0.1517	0.1473	N/A

Amounts included in the statements of income, statements of changes in stockholders’ equity and statements of cash flows for the periods end	0.1488	N/A	0.1462

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translations (continued)

For the six months ended December 31, 2010 and 2009, foreign currency translation adjustments of $455,068 and $2,720 has been reported as other comprehensive income (loss) in the consolidated statements of changes in stockholders’ equity.

Although government regulations now allow convertibility of RMB for current account transactions, significant restrictions still remain.  Hence, such translations should not be construed as representations the RMB could be converted into US dollars at that rate or any other rate.

The value of RMB against the US dollars and other currencies may fluctuate and is affected by, among other things, changes in China’s political and economic conditions.  Any significant revaluation of the RMB may materially affect the Company’s consolidated financial condition in terms of US dollar reporting.

Revenue Recognition

The Company’s primary source of revenues are derived from sale of fresh milk to two major Chinese manufacturing and distribution companies of dairy products.  The Company’s revenue recognition policies comply with SEC Staff Accounting Bulletin (“SAB”) 104.  Revenues from sales of goods are recognized when the goods are delivered and the title is transferred, the risks and rewards of ownership have been transferred to the customer, the price is fixed and determinable and collection of the related receivable is reasonably assured.

Revenue is recognized when the title to the goods has been passed to customers, which is the date when the goods are delivered to designated locations and accepted by the customers and the previously discussed requirements are met.  Fresh milk is delivered to its customers on a daily basis.  The customers’ acceptance occurs upon inspection of quality and measurement of quantity at the time of delivery.  The Company does not provide the customer with the right to return goods.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Vulnerability Due to Operations in PRC

The Company’s operations may be adversely affected by significant political, economic and social uncertainties in the PRC.  Although the PRC government has been pursuing economic reform policies for more than twenty years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC’s political, economic and social conditions.  There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

Fair Value of Financial Instruments

Financial instruments include cash, accounts receivable, accounts payable, accrued expenses and other payables, shareholder loans and loans from affiliates.  As of December 31, 2010 and June 30, 2010, the carrying values of these financial instruments approximated their fair values due to the short term nature of these financial instruments.

Cash and Cash Equivalents

The Company considers all demand and time deposits and all highly liquid investments with an original maturity of three months or less to be cash equivalents.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts Receivable

Accounts receivable is stated at cost, net of an allowance for doubtful accounts.  Receivables outstanding longer than the payment terms are considered past due.  The Company maintains an allowance for doubtful accounts for estimated losses resulting from the failure of customers to make required payments.  The Company reviews the accounts receivable on a periodic basis and makes allowances where there is doubt as to the collectability of individual balances.  In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends.  The Company considers all accounts receivable at December 31, 2010 and June 30, 2010, to be fully collectible and, therefore, did not provide for an allowance for doubtful accounts.  For the periods presented, the Company did not write off any accounts receivable as bad debts.

Advertising Cost

Advertising costs are charged to operations when incurred. Advertising costs were $22,082 and $54,651 for the three months ended December 31, 2010 and 2009, respectively, and were $22,082 and $90,717 for the six months then ended, respectively.

Inventories

Inventories, comprised principally of livestock feed, are valued at the lower of cost or market value.  The value of inventories is determined using the weighted average cost method.

The Company estimates an inventory allowance for excessive or unusable inventories.  Inventory amounts are reported net of such allowances, if any.  The Company did not make any inventory adjustments for the three and six months ended December 31, 2010 and 2009.  There was no allowance for excessive or unusable inventories as of December 31, 2010 and June 30, 2010.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Prepaid Expenses

Prepaid expenses principally represent funds advanced to an advisory firm to assist the Company in locating a public shell for a proposed reverse merger and related financial matters.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost, less accumulated depreciation.  Cost includes the price paid to acquire or construct the asset, including capitalized interest during the construction period, and any expenditures that substantially increase the assets value or extend the useful life of an existing asset.  Depreciation is computed using the straight-line method over the estimated useful lives of the assets.  Major repairs and betterments that significantly extend original useful lives or improve productivity are capitalized and depreciated over the periods benefited.  Maintenance and repairs are generally expensed as incurred.

The estimated useful lives for property, plant and equipment categories are as follows:

Machinery and equipment	3 years
Automobile	10 years
Building and building improvements	10 and 20 years

Impairment of Long-lived Assets

The Company utilizes FASB ASC 360, “Property, Plant and Equipment,” which addresses the financial accounting and reporting for the recognition and measurement of impairment losses for long-lived assets.  In accordance with ASC 360, long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that carrying amount of an asset may not be recoverable.  The Company may recognize impairment of long-lived assets in the event the net book value of such assets exceeds the future undiscounted cash flows attributable to these assets.  No impairment of long-lived assets was recognized for the three and six months ended December 31, 2010 and 2009.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Biological Assets

Biological assets consist of dairy cows for milking purposes.

  Immature Biological Assets

Immature biological assets are recorded at cost, including acquisition costs, transportation costs, insurance expenses, and feeding costs, incurred in raising the cows.  Once the cow is able to produce milk, the cost of the immature biological asset is transferred to mature biological assets using the weighted average cost method.

Mature Biological Assets

Mature biological assets are recorded at cost.  Depreciation is provided over the estimated useful life of eight years using the straight-line method.  The estimated residual value is 10%.  Feeding and management costs incurred on mature biological assets are included as cost of goods sold.  When biological assets are retired or otherwise disposed of, the cost and accumulated depreciation will be removed from the accounts and any resulting gain or loss will be included in the results of operations for the respective period.  There was no gain or loss recognized during the three and six months ended December 31, 2009.  For the three and six months ended December 31, 2010, a loss of $15,552 was included in the cost of goods sold in the accompanying consolidated statements of income.

The Company reviews the carrying value of biological assets for impairment whenever events and circumstances indicate that the carrying value of the asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition.  In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets.  The factors considered by management in performing this assessment include current health status of the asset and production capacity.  There were no impairment losses recorded during the three and six months ended December 31, 2010 and 2009.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

Xinhua is entitled to a tax exemption for full Enterprise Income Tax in China due to a government tax preferential policy for the dairy farming industry.  Zhongxian is subject to an Enterprise Income Tax and files its own tax returns.  Consolidated tax returns are not permitted in China.

The Company accounts for income taxes in accordance with FASB ASC 740, “Income Taxes” (“ASC 740”), which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes.  Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes are also recognized for operating losses that are available to offset future taxable income.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

ASC 740 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position would be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions.  As of December 31, 2010 and June 30, 2010, the Company does not have a liability for any unrecognized tax benefits.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Statutory Reserve Fund

Pursuant to corporate law of the PRC, the Company is required to transfer 10% of its net income, as determined under PRC accounting rules and regulations, to a statutory reserve fund until such reserve balance reaches 50% of the Company’s registered capital.  The statutory reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or used to increase registered capital, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.  The Company has fully funded the statutory reserves.

3.	RECENTLY ISSUED ACCOUNTING STANDARDS

In December 2009, the FASB issued Accounting Standards Update (“ASU”) 2009-17, “Consolidations (Topic 810) – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities” (“ASU 2009-17”).  The Company adopted ASU 2009-17, which requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a variable interest entity, (“VIE”). This analysis identifies the primary beneficiary of a VIE as the enterprise that has (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. In addition, the required changes provide guidance on shared power and joint venture relationships, remove the scope exemption for qualified special purpose entities, revise the definition of a VIE, and require additional disclosures.  The Company is currently evaluating the impact of the adoption will have on its consolidated financial statements and disclosures.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

3.	RECENTLY ISSUED ACCOUNTING STANDARDS (continued)

In January 2010, the FASB issued Accounting Standards Update No. 2010-6, “Improving Disclosures about Fair Value Measurements” (“ASU No. 2010-06”).  ASU No. 2010-06 amends ASC Topic 820, “Fair Value Measurements and Disclosures,” to require additional information to be disclosed principally regarding Level 3 measurements and transfers to and from Level 1 and 2.  In additional, enhanced disclosure is required concerning inputs and valuation techniques used to determine Level 2 and Level 3 measurements.  This guidance is generally effective for interim and annual reporting periods beginning after December 15, 2009; however, requirements to disclose separately purchases, sales, issuances, and settlements in the Level 3 reconciliation are effective for fiscal years beginning after December 15, 2010 (and for interim periods within such years).  The update will not have a material impact on the Company’s consolidated results of operations or financial position.

In February 2010, the FASB issued Accounting Standards Update No. 2010-09, “Amendments to Certain Recognition and Disclosure Requirements” (“ASU No. 2010-09”).  ASU No. 2010-09 amends FASB ASC Topic 855-10, “Subsequent Events,” to remove the requirement for an SEC filer to disclose the date through which subsequent events have been evaluated in both issued and revised financial statements.  This change alleviates potential conflicts between ASC 855-10 and the SEC’s requirements.  The update did not have a material impact on the Company’s consolidated results of operations or financial position.

In March 2010, the FASB issued Accounting Standards Update No. 2010-11, which is included in the Codification under ASC 815, “Derivatives and Hedging” (“ASC 815”).  This update clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements.  Only an embedded credit derivative that is related to the subordination of one financial instrument to another qualifies for the exemption.  This guidance is effective for interim and annual reporting periods beginning January 1, 2010.  The adoption of this standard did not have a material impact on the Company’s consolidated financial position and results of operations.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

3.	RECENTLY ISSUED ACCOUNTING STANDARDS (continued)

In April 2010, the FASB issued ASU No. 2010-13,  “Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades”  (“ASU 2010-13”). ASU 2010-13 addresses the classification of a share-based payment award with an exercise price denominated in the currency of a market in which the underlying equity security trades. FASB ASC Topic 718 was amended to clarify that a share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trade shall not be considered to contain a market, performance or service condition. Therefore, such an award is not to be classified as a liability if it otherwise qualifies for equity classification. The amendments in ASU 2010-13 are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010, with early application permitted. The adoption of this standard will not have a material impact on the Company’s consolidated financial position and results of operations.

In December 2010, the FASB issued Accounting Standards Update No. 2010-20, “Disclosure of Supplementary Pro Forma Information for Business Combinations” (“ASU No. 2010-20”).  The amendments in this ASU affect any public entity as defined by ASC Topic 805, Business Combinations, that enters into business combinations that are material on an individual or aggregate basis.  The amendments in this ASU specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted. The Company is currently evaluating the impact of this account standard update.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

4.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are summarized as follows:

	December 31, 2010	June 30, 2010

Machinery and equipment	$79,597	$77,288
Automobile	36,378	35,323
Building and building improvements	1,706,171	1,656,684

	1,822,146	1,769,295
Accumulated depreciation	(372,756)	(308,261)

Property, plant and equipment, net	$1,449,390	$1,461,034

Depreciation expense charged to operations for three months ended December 31, 2010 and 2009 was $25,294 and $28,129, respectively, and was $54,229 and $56,356 for the six months then ended, respectively.

5.	BIOLOGICAL ASSETS

Biological assets consist of the following:

	December 31, 2010	June 30, 2010

Immature biological assets	$6,475,026	$5,963,455
Mature biological assets	13,701,953	8,849,751

	20,176,979	14,813,206
Accumulated depreciation	(3,769,562)	(3,080,001)

Biological assets, net	$16,407,417	$11,733,205

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

5.	BIOLOGICAL ASSETS (continued)

Depreciation expense for three months ended December 31, 2010 and 2009 was $330,770 and $228,234, respectively, and was $586,135 and $454,663 for the six months then ended, respectively, all of which was recorded in cost of goods sold in the consolidated statements of income.

6.	LEASE OBLIGATIONS

The Company leased one of its offices from an unrelated third party at a monthly rental approximately $1,100 under an operating lease, which expired in May 2010.  The Company has a verbal agreement with the landlord to continue to use the office at no cost.

The Company also leases another office at no cost from an unrelated third party.  On September 1, 2010, the Company entered into an operating lease agreement expiring on August 31, 2015.  The lease agreement does not provide for payment of rent.

All land in China is government owned and cannot be sold to any individual or company.  The Company obtained a “land use right” to use a track of land of 250,000 square meters at no cost for a period from December 2, 2005 to December 1, 2015.

7.	RELATED PARTY TRANSACTIONS

The Company obtained a demand loan from its main stockholder without interest.  The balance of $644,100 and $595,959 as of December 31, 2010 and June 30, 2010, respectively, were included in shareholder loans in the accompanying consolidated balance sheets.

The Company makes advances to and receives loans from an affiliate which is a family member of the Company’s majority stockholder and a Company controlled by that family member.  Loans are non-interest bearing and payable on demand.  The balance of $866,844 and $748,170 as of December 31, 2010 and June 30, 2010, respectively, were included in loans from affiliates in the accompanying consolidated balance sheets.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

8.	FAIR VALUE MEASUREMENTS

FASB ASC 820, “Fair Value Measurements and Disclosures,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs).  In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements.  When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements.  Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.  The Company did not identify any assets and liabilities that are required to be presented on the consolidated balance sheets at fair value.

9.	INCOME TAXES

The provision for income taxes consisted of the following for the three and six months ended December 31, 2010 and 2009:

	For the Three Months Ended December 31,		For the Six Months Ended December 31,
	2010	2009	2010	2009

Current	$-	$-	$-	$-
Deferred	720,431	323,071	1,231,079	685,292

	$720,431	$323,071	$1,231,079	$685,292

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

9.	INCOME TAXES (continued)

The statutory tax rates were the same as the effective tax rates at 25% for the three and six months ended December 31, 2010 and 2009.

Deferred tax assets and liabilities are recognized for expected future tax consequences of differences between the carrying amounts of assets and liabilities and their respective tax bases using enacted tax rates in effects for the year in which the differences are expected to reverse.

The laws of China permit the carry forward of net operating losses for a period of five years.  Undistributed earnings from Xinhua are not taxable until such earnings are actually distributed.

Deferred tax assets (liabilities) are comprised of the following at December 31, 2010 and June 30, 2010:

	December 31, 2010	June 30, 2010

Net operating losses carryforward	$508,771	$472,692
Undistributed earnings of subsidiary under PRC law	(5,821,186)	(4,412,354)

Net deferred tax (liabilities)	$(5,312,415)	$(3,939,662)

The Company’s tax filings are subject to examination by the tax authorities.  The tax years 2005 to 2010 remain open to examination by tax authorities in the PRC.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

10.	CONCENTRATION OF CREDIT RISK

Substantially all of the Company’s bank accounts are in banks located in The People’s Republic of China and are not covered by protection similar to that provided by the FDIC on funds held in United States banks.

The Company’s two customers for sales of milk accounted for approximately 56% and 44% of sales for three months ended December 31, 2010 and approximately 54% and 46% of sales for three months ended December 31, 2009.  The same two customers accounted for approximately 55% and 45% of sales for the six months ended December 31, 2010 and approximately 55% and 45% of sales for the six months ended December 31, 2009.

11.	SUBSEQUENT EVENTS

On January 28, 2011, the Company and its stockholders entered into a series of VIE agreements, through which Harbin Jiasheng Consulting Company (“Jiasheng Consulting”), a holding company, secured its rights to control and operate the Company.  Jiasheng Consulting is a wholly-owned subsidiary of Value Development Holdings, Ltd., a British Virgin Islands company (“Value Development”).

On January 28, 2011, Value Development entered into a Share Exchange Agreement (the “Exchange Agreement”) by and among (i) Value Development, (ii) Value Development’s shareholders, (iii) Trade Link Wholesalers Inc. (“Trade Link”), and (iv) Trade Link’s principal stockholders.  Pursuant to the terms of the Exchange Agreement, Value Development and the Value Development shareholders transferred to Trade Link all of the shares of Value Development in exchange for the issuance of 35,998,000 shares of the Trade Link’s common stock as set forth in the Exchange Agreement, so that the Value Development shareholders own 87.80% of Trade Link’s outstanding shares (the “Share Exchange”).

At the closing of the Share Exchange, Trade Link cancelled 5,500,000 shares of its common stock held by its principal stockholders and changed its fiscal year end date from October 31 to June 30.

HEILONGJIANG ZHONGXIAN INFORMATION CO., LTD.
AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

11.	SUBSEQUENT EVENTS (continued)

The share exchange transaction constituted a reverse takeover transaction.  Before and after the Share Exchange, Value Development, Value Development Group, Ltd. (a wholly-owned subsidiary of Value Development), Jiasheng Consulting, Zhongxian Information and its 99% owned subsidiary, Xihua Cattle are under common control.  The reorganization was effectively a legal recapitalization accounted for as transactions between entities under common control at the carry over basis, in a manner similar to pooling-of-interests accounting.